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                                                                   EXHIBIT 10.48



                                   Mietvertrag


                                    zwischen


Vermieter:                     Basla Kantonalbank


                                 Spiagelgasse 2


                                   4002 Basel


                                       und


Mieter:                     Discovery Technologies AG


                                  c/o Bureco AG


                                   Stadtweg 4


                                4310 Rheinfelden

betreffend:         Buro- und Laborraume in der Liegenschaft


                                Gewerbestrasse 16


                                 4123 Allschwil

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1.      Praambel

        Die Parteien vereinbaren die Miete von Buro- und Laborraumlichkeiten in der Liegenschaft Gewerbestr. 16 in Allschwil. Das Mitspracherecht fur welbere Mieter, sowie die Absichi uber das innovationszentrum werden in einer separaten Vereinbarung festgelegt. Mit dem Grundmietzins wird das Uberlassen dieser Raumllchkeiten im (heutigen) "Rohzustand" abgegolten (Rohmiele). Die Mieterin benotigt fur ihre Bedurfnisse den Einbau von zusatzlichen technischen Einrichtungen (Energie, Luftung, Laborinstallationen usw.). Die Partelen planen diesen Ausbau gemeinsam. Der Vermieter ubernimmt das Einholen der crforderllchen Baubewilljgung und die Ausfuhrung der Ausbauarbeiten auf eigene Kosten. Der Mieter wird dlese Zusatzinvestilion des Vermieters durch einen zusatzlichen Mietzins abgelten (Ausbaumicto). Die Parteien wollen sich an den folgenden Terminplan hallen:

        20.06.1997    Unterzeichnung des Mietvertrages
                      Vorliegen von Layout und erstem Beschrieb der
                      Ausbauarbeiten
        23.07.1997    Eingabe des Baugesuches
        01.09.1997    Erteilung der Baubewilligung
        01.02.1998 Abschiuss der vermieterseltlgen Ausbauarbeiten, Ubergabe des ietobjektes

1.1     Aufschienbende Bedingung

        Dieser Mietvertrag wird abgeschlossen unter der aufschlebenden Bedingung, dass fur die vorgenannten Zusatzausbauten (Ziffer 2.4.0) die Baubewilligung rechtskraftig erteilt wird.

        Falls diese Baubewilligung bis am 3. November 1997 nicht erteilt ist und nicht vorliegt, so fallt dieser Mietvertrag dahin, sofern sich die Mieterin nicht schriftlich mit einer Verschlebung dleses Termins auf einem spateren Zeltpunkt einverstanden erklart. Jede Partei tragt in diesem Fall die auf lhrer Selle bis dahin angefallenen Kosten. (Der Vermieter tragt Insbesondere die Planungskosten fur den mieterseitigen Endausbau). Im ubrigen bestehen keine weltergehenden gegenseltigen Verpflichtungen.

2.      Mietobjekt

2.1 Der Vermieter uberlasst dern Mieter in der vorne erwannten Llegenschaft zur mietweisen Benutzung folgende Raume:

        Buro- und Laborraume im 4. Obergeschoss, ca.  1330 m2
        Archivraume im 2. Untergeschoss, ca. 60 m2
        15 Parkplatze im UG

2.2 Der Mieter ist berechtigt, im Haus Nr. 16 folgende dem gemeinsamen Gebrauch dienenden Gebaudeteile, Raume und Einrichtungen nach Massgabe der Hausordnung mitzubenutzen:

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           -   Treppenhaus

           -   Personenlifie und Warenlift

2.3 Die Mietraume gemass Ziff. 2.1 sind in dem beigelegten Grundrissplan dargestellt.

        Dor Plan wird von beiden Parteien unterzeichnet und ist Bestandtell dieses Vertrages.

2.4 Der Vermieter ubergibt dem Mieter das Objekt mit mieterspezifischem Ausbau. Zur Zeit ist das Gebaude noch nicht ausgebaut. Es werden folgende 3 verschiedene Ausbaustufen festgelegt:

        a)     Rohbau (Rohmiete)

               Tragkonstruktion (Boden, Stutzen, Decken)
               Fassade mit Fenster und Sonnenschutz
               Treppenhaus, Lift, WC-Anlagen in der Kemzone
               Detaillierte Beschreibung gemass Bellage

        b)     Mieterspezifischer Ausbau durch den Vermieter erstellt
               (Ausbaumiete)

               Die Beschreibung des Ausbaus wird nach Vertragsabschluss im gegenseltigen Einvemehmen prazisiert: zur Zeit des
               Vertragsabschlusses wird vom Folgenden ausgegangen:


               Wande, Turen:            -   Buros: Raumwande Elementsystem
                                        -   Labors: Gipsplattenwande mit
                                            PVC-Tapete
               Boden:                   -   Buros: Doppelboden, textiler
                                            Bodenbelag, Farbe nach Kolkektion
                                        -   Labors: Doppelboden, PVC-Belag,
                                            Farbe nach Kollektion
                                        -   antistatisch, leitfahig
               Deckon:                  -   Buros, Empfang, Sitzungszimmer,
                                            Gangzone, heruntergehangte
                                            Deckenverkleidung aus
                                            Mineralfaserplatten, Rastersystem
                                        -   Labors: rohe Betondecke gestrichen
               Luftung:                 -   Buros: mechanische Beluftung uber
                                            Boden und Decken. lnkl. Kuhlung
                                        -   Labors: mechanische Beluftung,
                                            sichtbar an Decke montiert,
                                            Kapellenabluft (nach
                                            EKAS-Richtlinien), lnkl. Kuhlung
               Elektroanlagen:          -   Zuleitung ab Hauptverteilung bis
                                            Unterverteilung in den Labors und
                                            bis Steckdosen in den Buros.
                                            Deckenbeleuchtung
                                        -   Brustungskanale in den Labors
                                        -   Sonnene und Gegensprechanlage

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                                        -   Brandmeldeanlage

               Sanitar. Medien:         -   Kalt- und Warmwasseranschluss,
                                            Abwasseranschluss (WAS, Labors),
                                            Trennsystem bis UG

               Telefon:                 -   Anschlusse vorhanden lm 4. OG belm
                                            Liftvorplatz

        Unmittelbar nach Unterzeichnung dieses Mietvertrages werden die Parteilen gemeinsam mit der beauftragten Planungsfirma die Detailplanung vorantreiben und das Baugesuch fristgerecht elnreichen. Die Vormieterin ubemimmt dle Kosten dieser Zusatzausbauten bis zu einem Maximalbetrag von Fr. 1'800'000.- (Planung, Kostenermittlung, Baubewilligungsverfahren, Ausfuhrung), Arbeiten und Einrichlungen, welche dieses Kostendach ubersteigen, gehen zu Lasten des Mieters und mussen von diesem vorgangig schrflich genehmigt werden.

        c) Im vermieterseitigen Ausbau und Zusatzausbau nicht enthalten und damit vom Mieter zu ubernehmen sind insbesondere:

               -  Elektroinstallationen in den Labors ab Unterverteilung

               -  Telefonzentrale mit intemer Verkabelung

               - EDV-Installation und lnteme Verkabelung / Vemetzung sowie Installation weiterer Kommunlkationsmittel

               - all rallge mleterspezifische Sonderausbauten, wie z. B. Kapellen, Labormobel, Kunlzellen, Reinraume, Waschtische in Labors, Gasinstallationen, Druckluft Einbauschranke Gangzone

               - Vorbehandlung oder Entsorgung von kontaminlertem Abwasser (WAS-Anschuss vorhanden)

               -  mobile Feuerioscheinrichtungen

        Der Mieter legl dem Vermieter dle Plane zur schriftllchen Genehmigung vor.

        Allfallige, neben der Baubewilligung fur dle Zusatzbauten notwendigen Genenmigungen und Bewilligungen (Betriebsbewilligung, Arbeitsbewilllgung usw.) sind Sache des Mieters und werden mit dem Baugesuch eingegeben. Sic haben kelnen Elnfluss auf den Bestand des vortiegenden Mletvertrages.

2.5 Der Mieter hat bis zum 30. Junl 2000 ein Vormietrecht auf die restlichen Raume im 4. Obergoschoss Haus 14 im Umfang von ca. 650 m2. Konditlonen Rohmiete gemass Staffelmiete Pos. 4.1.

3.      Mietdauer

3.11    Mietbeginn

        Das Mietverhaltnis beginnt funf Monate nach Vorllegen der rechtskraftigen Baubewilllgung voraussichtlich am 1. Februar 1998 und spatestens am 1. Junl 1998.

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3.12    Mietdauer, Vertragsverlangerung

        Das Mietverhaltnis wird fur elne erste feste Vertragsdauer von 10 Jahren bis zum 31. Januar 2008 abgeschlossen.

        Nach Ablauf der ersten Vortragsdauer verlangert sich der Vertrag jeweils um eine weitere faste Vertragsdauer von 5 Jahron, wenn er nicht mindestens 12 Monate vor Ablauf mit engeschriebenem Brief gekundlgt wird.

3.13    Kundigung

        Auf Ablauf einer festen Vertragsdauer kann das Mietverhaltnis mit einer Kundigungsfrist von 12 Monaton jeweils auf Ende Januar, erstmals auf Ende Januar 2008, gekundigt werden.

3.2     Mietende

3.21 Die Kundigung gilt als rechtzeitig erfolgt, wenn sie spatestens am letzten Tage vor Beginn der Kundigungsfrist belm Empfanger bzw. in dessen Machtbereich (Abholnotiz Im Briefkasten oder Postfach) elngetroffen ist.

        Der Vermieter hat fur die Kundlgung das amtliche Formular zu verwenden.

3.22 Auf das Ende der festen Vertragsperiode bzw. der obengenannlen Verlangerungsperiode kann der Mietzins mit einer Anzeigefrist von 15 Monaten den marktublichen Konditionen angepasst werden.

3.3     Aussertorminliche Beendigung des Mietvanrages

3.31 Wunscht der Mieter das Mietverhaltnis ohne Einhaltung der vereinbarten Fristen bzw. Termine zu beenden, so hat er dles dem Vermieter mit elngeschrlebenem Brief mitzuteilen.

3.32 Der Mieter hat das Recht, dem Vermieter einen zumutbaren zahlungsfahigen Ersatzmieter vorzuschlagen, der in das Vertragsverhaltnis elntritt.

3.33 Ohne gegentellige Vereinbarung trifft auch der Vermleter die notigen und ihm zumutbaren Vorkehrungen, die Mietraumlichkellen baldmogllchst weitervermleten zu konnen.

3.34 Der Mieter haftet fur den Mietzins und die Nebenkosten swole fur seine brigen Mieterpfllchten bis zur Weitervermietung der Mietraumlichkelten, langstens bis zum nachsten vertraglichen Kundigungstermin und hat dafur zusatzlich zu Ziff. 14.1 hiernach Slcherheiten zu leisten.

4.      Mietzins

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        Der Mietzins setzt sich zusammen aus elnem Grundmietzins (Rohmiete) (mit
        Staffelung fur die Buro- und Laborraumllchkeiten) und elnem Zusatzmletzins fur die gesamte Mietdauer fur dle vermieterseitigen Zusatzausbauten (Ausbaumiete).

4.1     Der Mietzins wird wie folgt verelnbart:

        Rohmiete (Rohbau) gemass Ziffer 2.4 a) fur die rohen Raume (ohne mieterspezifischen Ausbau) gestaffelt:

        -  im 1. und 2. Mietjahr               Fr./m(2)/Jahr             75.00

        -  im 3. Mietjahr                      Fr./m(2)/Jahr             85.00

        -  im 4. Mietjahr                      Fr./m(2)/Jahr            100.00

        -  im 5. bis 10. Mietjahr              Fr./m(2)/Jahr            125.00

        Ausbaumiete fur den mieterspezlflschen Ausbau durch Vermieter erstellt gemass Ziffer 2.4 b) uber die ganze Mietdauer:

        -  Schatzung                           Fr./m(2)/Jahr  ca.       125.00

        Die Ausbaumiete wird nach Vorliegen der Bauabrechnung definitiv festgelegt. Die Amortisation der Ausbaukosten wird auf 15 Jahre festgelegt. Der Berechnungsansatz besteht aus 6.5% fur Amortisation und 2% fur mittlore Verzinsung, Insgesam 8.5% Ausbaukosten 1'800'000.-Mio. Fr. :1250 m(2) = 1'440.-Fr/m(2), davon 8.5% = 125 Fr./m(2)/Jahur. Der
        Betrag von 125 Fr./m(2)/Jahr gilt als Kostendach fur die Ausbaumiete.

4.2     Der Jahrliche Mietzins betragt demzufolge bel Mietbeglnn fur die ersten
        zwel Jahre voraussichtlich                                             Fr. 270'400.00

        und setzt sich wie folgt zusammen:

        -  Buros und Labors:          1330 m(2) a      Fr./m(2)/Jahr 75.00     Fr.  99'750.00

        -  Vermletersoitiger Ausbau:  1250 m(2) a      Fr./m(2)/Jahr 125.00    Fr.  156'250.00

        -  15 Einstellplatze:                          a Fr. 80.-/Monat        Fr.  14'400.00

        -  Total                                                               Fr.  270'400.00

        zahlbar ln vierteljahrlichen Raten von                                 Fr.  67'600.00

        zuzuglich: Nebenkosten vierteljahrlich (1330 m(2) x 6.-Fr./m(2)/Jahr)  AkontoFr.  1'995.00

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
        Total vierteljahrlich zum voraus zahlbar                                Fr.  69'595.00

4.3 Der Mietzlns ist im voraus, spatestens am ersten Tag des Mietquartals (als Verfalltag) zahlbar.

5.      Mietzinsanpassungen

5.1 Dle Rohmiete fur Buros und Labors (gemass Ziffer 4.1), und Elnstallplatze baslert auf dem Landesindex der Konsumentenpraise. Stand April 1997 mit 104.1 Punkten. Wenn der Landesindex der Konsumentenpraise selt Mietbeginn bzw. seit der letzten Anpassung eine Veranderung arfahrt, so kann die Rohmiete ungeachtet der fastan Vertragsdauer elnmal jahrlich per 1. Februar, erstmals im 5. Mletjahr, an die Veranderung dieses indexes angepasst werden. Dabei darf jedoch die Rohmlete von Ziffer 4.1 nicht unterschritten werden.

        Die Miatzinsanderung wird dom Mieter auf dern amtllchen Formular mit elner einmonatigen Anzeigefrist schrifllich mitgetellt.

5.2 Erfolgen wanrend der festen Vertragsdauer wertvermehrende Aufwendungen resp. Investllionen, werden diese, den Usanzen entsprechend, der Basismlete gemass Ziff. 4 zugcrochnet. Die Anzelgen der aufgrund von wertvermehrenden Aufwendungen vorgenommenen Mietzinsanpassungen erfolgen mit dem amtlichen Formular unter Einhaltung elner einmonatigen Frist.

6.      Heiz- und Nebenkosten

6.1 Folgende Heiz- und Nebenkosten werden dem Mieter zusatzlich zum Mietzins belastet

        -  Heizung und Warmawasser

        -  Betrieb und Unterhalt der Luftungsanlage

        -  Wassorverbrauch, Geguhren und Abwasserrelnigungslagen

        - Betriebs- und Unterhaltskosten inkl. Serviceabonnement fur Personen-und Warenlift

        -  allg. Beleuchtung

        -  Hauswartdlenst (Salar, Sozlalleistungen, Hauswartmaterial)

        -  Kehrichtabfuhr/Kehrichtcontainer

        -  allfallige Bewachugnsauftrage oder Betrieb von Alarmanlagen

        -  3% der gesamten Nebenkosten als Verwaltungshonorar

6.2 Die Heiz- und Nebenkosten werden wie folgt verteilt (Leerstande gehen zu Lasten des Vermieters):

6.21 Kosten fur die Energleaufbereltung (lnsbesondere Helzungs- und Warmwasserkosten):

        - Die Grund- und Warmwasserkosten werden nach der Grosse der Geschaftsraume (Quadratmeter) aufgetellt.

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        -  Die Helzkosten werden dagegen nach den indlvlduellon Messzahlem verlegt.

6.22 Nautrale Kosten (wie z.B. Hauswart, allg. Strom, Bewachungsauftrage, Alarmaniagen etc.) werden nach der Grosse der vermieteten Raumlichkelten (Quadratmeter) aufgeteilt.

6.23    Verbrauchsabhanglge Kosten (z.B Wasserzins, Abwasser- und
        Kehrichtgebuhran, Liftbetriebskosten etc.) werden nach der Grosse der vermieteten Raumlichkeiten (Quadratmeter) vertellt.

6.3 Der Mieter leistet an dle obengenanntan Nebenkosten halbjahrllche Akontozahlungan. wobel der Vermieter jeweils per 30.6. eine Nebenkostenabrechnung erstellt und umgehend dem Mieter zusteilt. Die Nebenkostenabrechnung gilt als anerkannt, wenn sie nicht innert 30 Tagen seit Zustellung (Poststempel) schriftllch beanstandet wird. Mlt Ablauf der vorgenannten 30-tagigen Beanstandungsfrist werden allfallige Nachforderungen bzw. Ruckzahlungen fallig.

        Wird das Mietverhaltnis wahrend der Rechnungsperiode beendet. hat der Mieter kelnen Anspruch auf eine vorzeltlge Nebenkostenabrechnung.

6.4 Der gesamte Stromverbrauch fur das Mletobjekt goht zu Lasten des Mieters. Gebuhren und Abgaben, die ausschllesslich durch den Geschaftsbetrieb des Mieters verursacht werden, tragt der Mieter, auch wenn sie beim Vermieter erhoben weden.

7.      Uebergabe des Mietobjektes

7.1 Der Vermieter hat das Mietobjekt ln sauberem, vertragsgemassen Zustand und nach Ortsublichkeit spatestens zu dem in Ziff 3 genannten Datum untor Aushandigung der erforderlichen Schlussel zu ubergeben. Fallt der vorgenannte Termin auf eincn Samstag, Sonntag oder allgemeinen Feiertag, findet die Ubergabe spatestens am nachfolgenden Werktag statt.

7.2 Der Mieter hat dem Vermieter innert 30 Tlgen nach Mictantritt allfallige festgestellte Mangel mit eingeschriebenem Brief zu melden. Unterlasst er dies, wird angenommen, dass ihm da Mietobjekt in vertragsgemassem Zustand ubergeben worden ist.

8.      Benutzung des Mietobjektes/Sorgfaltspflicht.

8.1 Die Mietflache sleht dem Mieter zur Benutzung als Buro and Labor zur Verfugung.

8.2 Der Mieter verpflichtet sich, das Mietobjekt zur keinem anderen als dern vertraglich vorgesehenen Zweck zu gebrauchen. Jede Anderung des Gebrauchszweckes bedarf der vorgangigen schriftllchen Zustimmung des Vermieters.

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8.3     Bei Einbringung von Maschlnen und schweren Mobeln ist den statischen
        Gegebenhciten des Gebaudes Rechnung zu tragen. Der Meter hat sich vorgahend uber die zulassige Bodenbelastung zu vergewissm.

8.4 Fur die Benutzung des Lifts sind die von den Herstellern vorgeschrlebenen Bedienungsanleitungen zu beachten.

8.5 Der Mieter darf nur mit schriftllicher Zustimmung des Vermleters zusatzliche Schlussel anfertigen lassen.

        Beim Verlust von Schlusseln hat der Miester die Kosten fur deren Ersatz sowie fur die allfalliger Ersetzung der Schliessanlagen zu tragen.

8.6 Bei der Benutzung der Mietsache verpflichtest sich der Mieter zur Sorgfalt und Rucksichtnahme, insbesondere auch gegenuber den Nachbam. Die Hausordnung ist integrierender Bestandteil dieses Vertrages.

8.7 Der Mieter ist ganz allgemein verpflichtet, alle zumutbaren Massnahmen zur Vermeidung oder Verminderung vom Larm, Erschutterungen, Geruch und sonstigen Immissionen zu treffen. Der Mieter haftet dem Vermieter fur den Schaden (inkl. Anspruche von Dritten), der diesem aus den die ubliche und bewilligte Benutzung uberschreitenden Immissionen erwachst.

8.8 Fur die Vertetzung seiner Sorgfaltspflichten ist der Mleter voll ersatzpflichtig. Verletzt der Mieter trotz schriftllcher Mahnung des Vermleters seine Pflicht zu Sorgfalt oder Rucksichtnahme weiter, so kann der Vermieter den vorliagenden Mletvertrag uberdlos gernass Art. 257 OR aunosen.

9.      Unterhalt

9.1     Unterhaltspflichten des Vermieters/Verbesserungen

9.11    Die Unterhaltsarbeiten des Mletobjektes obllegen dem Vermieter.

9.12 Der Vermieter ist unter Rucksichtnahme auf dle interessen des Mieters jederzelt berechtight. Im Mietobjekt und an dazugehorenden Elnrichtungen gemass Art. 2.4.a+b Reparaturen und Renovationen unbehindert auszufuhren, soferm das Mletverhaltnis nicht gekundigt ist. Grossere Umbauten und Neuinstallationen werden dem Mieter schriftlich und fruhzeitig angezeigt. Allfallige Anspruche des Mietors richten sich nach Art. 260 OR.

9.2     Untcrhaltspflichten des Mieters

9.21 Die durch den gowohnlichen Gabrauch notwendg werdenden Ausbesserungs-und Reparaturarbelten, welche im Einzelfall Fr. 500 nicht uberstelgen, gehen zu Lasten des Mieters. Dazu zahleninsbesondero das Ersetzan von elektrischen Sicherungen sowie

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        zerbrochene Scheiben, die Instandhaltung der elektrischen Schalter und
        Steckdosen, der Gas- und Wasserhahnen, Ablaufe sowie der Turschlosser, etc.

9.22 Fur den Untcrhalt aller von ihm getatigten baulichen Varanderungen gemass Art. 2.4 c und Vorrichtungen kommt der Micter aut.

9.23 Mangel, fur deren Bohebung der Mleter nicht aufzukommen hat, sind dom Vermeter cofort anzuzelgen Bai Nichtanzoige haftel der Micter fur den daraus entstandenen Schaden.

10.     Bauliche Veranderungen

10.1 Anderungen und Emeuerungen an und in den Mietraumen, das Anbringen von Storen, Firmanschildem oder Recklamevorrichtungen, etc. sind nur mit vorgangiger schriftlicher Zustimmung des Vermieters gestattet. Der Mieter ist zu elner fachgemassen Ausfuhrung verpflichtet. Die Anbringung von Vorrichtungen an der Fassade (Reklameschilder und Reklametafeln, Storen, Schaukasten, Antenmen, etc.). ist dem Mletobjekt und der Umgebung anzupassen.

10.2 Die Einrichtungen des Mieters (Art. 2.4c) bleiben dessen Elgentum. Die Plan und Entwurfe sowie die Kostenvoranschlage sind dem Vermloter zur schriftllchen Genehmigung vorzulegen.

10.3 Die Einholung allfalliger behordlicher Bewilligungen obliegt dem Mieter. Der Mietr verpflichtet sich lm weiteren, die ublichen Bauversicherungen abzuschliessen bzw. deren Kosten zu tragen und fur eine allfallige Mehrpramie der Gebaudo und Schversicherung aufzukommen.

10.4 Der Vermieter ist berechtigt, vorn Mieter eine Sicherstellung oder Finanzierungsnachwe is der vorn Mieter eingegangenen, voraussichtlichen baulichen Kosten zu verlangen, um insbesondere allfallige
        Bauhandwererpfandrechte rechtzeitig abwehren zu konnen.

        Wird der Vermieter fur lmmissionen, die aufgrund baulicher Veranderungen oder Einrichtungen des Mieters enstanden sind, von Drittpersonen in Anspruch genommen, ist der Mieter dem Vermleter fur den erlittenon Schaden ersatzpflichtig.

10.5 Der Mieter hat bel Mietbeendigung auf seine Kosten den ursprungllchen Zustand wiedernerzustellen oder solnc Einrichtungen gemass Ziffer 2.4c im gegenseltigen Einvemchmen dem Vermieter unentgeltlich zu uberlassen.

11.     Untermiete/Abtretung des Mietvertrages

        Teilweise oder ganze Untermiete der Mietraumlichkeiten (oder die Abtratung des Mietvertrages) bedurfen der schriftlichen Zustimmung des Vermieters.

12.     Zutrittsrecht des Vermieters

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12.1    Der Vermleter oder dessen Vertreter ist berechtlgt, das Mletobjekt zur
        Wahrung seiner Rechtc (Weitervermletung, Verkauf, Roparaturan, Erneuerungen, etc.) zu den ublichen Geschaftezelten, nach 48-stundlger Anmeldung, zu betraten.

12.2    Bei Abwesanheit des Mieters sind dle Schlussel zur Verfugung zu halten.

13.     Versicherungen

13.1 Der Vermleter schliesst die obligatorlsche Brandversicherung, elne Hauseigentumerhaftpflichtversicheung sowie eine
        Gebaudewasserschadenversicherung ab.

13.2 Der Mieter tragt die Gefahr der Beschadigung oder des Verlustes seiner Einnchtungen, seines Moblliars order seiner Waren, wie Insbesondere durch Feuer, Explosion, Wasser, Elnbruch oder Diebstahl. Er verpflichtet sich eina Betriebshaftpflichtversicherung abzuschliessen.

13.3 Der Vermieter obernimmt keine Haftung fur allfallige Schaufenster, Schaukasten, Scheiben, Glaswandverklaidungen, Firmenschilder, Leuchtschriften, etc. Es ist Sache des Mieters, sich gegen solche Schaden ausreichend zu versichem.

14      Sicherneitsleistung

14.1 Der Mieter erbringt innert 14 Tagen nach Unterzeichnung das Vertrages fur die gesamte Mietdauer + 3 Monate folgende Sicherheitsleistungen in Form einer Bankgarantie in folgender Hohe:

        Fr. 60'000.-  bis zum Vorliegen der Baubewilligung.
        Fr. 140'000.- ab Vorliegen der Baubewilligung

        Sollte der Vermieter gegen den Mieter Anspruche aus dem Mietverhaltnis rechtlich geltend machen, hat die Bankgarantle bis zur Erledigung des Rechtsstreites gultig zu sein. Der Vernieter hat diesfalls die Bank zu Informieren.

14.2 Belm Vorliegen der Baubewillgung erbringt der Mieter elnen Finanzlerungsnachweis fur den micterseltigen Ausbau demass Ziffer 2.4c.

15      Ruckgabe des Mietobjekts

15.1    Der Mieter hat die Mietraume spatestens am letzten Tage der Mietdauer,
        12.00 Uhr, mit allen Schlusseln zu ubergeben. Zusatzlich angefertigte Schlussel sind dam Vermleter entschadigungslos zu uberlassen. Fallt der Ruckgabetermin auf einen Samstag, Sonntag oder allgomeinen Feiertag, hat die Ruckgabe am nachsten Werktag (12.00 Uhr) zu erfolgen.

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15.2    Bei Ruckgabe des Mietobjektes hat der Mieter die mieterseitigen
        Endausbauten entschadigungslos wieder zu entfernen. Die vorn Vermleter erstellten Zusatzausbauten (Ziff 2.4b) bleiben Im Mietobjekt. Falls mieterseitige Elnbauten (Ziff. 2.4c) mit Zustlmmung des Vermieters Im Mietobjekt verbleiben konnen, hat der Vermieter hlerfur keine Entschadigung zu bezahlen.

15.3 Die vom Mieter vorzunehmenden Instandstellungs- und Reinigungsarbeiten sind rechtzeitig zu beginnen, sodass sie auf Schluss des
        Mietverhaltnisses beendigt sind.

        Kann das Mietobjekt aus Grunden, dle der Mieter zu vertreten hat, nicht rechtzeltig dem Nachfolger ubergeben werden, haflet der Mieter dem Vermieter fur den daraus onstandenen Schaden.

15.4 Bel der Ruckgabe erstelt der Vermieter, vorzugsweise in Anwesenhelt des Mieters, ein Ruckgabeprotokoll, in welchem der Zustand der Mietsache sowie insbesondere Mangel und Schaden, fur weiche der Mieter aufkommen soll, festgenalten werden. Das Protokoll ist durch den Mieter zu unterzelchnen order lhm unverzuglich per eingeschniebenen Brief zuzustellen. Ist es dem Mieter nicht moglich, das Protokoll zu unterzeichnen, kann der Vermieter auf Kosten des Mieters auch ein Protokoll durch einen amtlichen Experten erstellen lassen. Diases ist wieder dem Mieter per eingeschriebenen Brief zur Kenntnis zu bringen. Erhebt der Mieter lnnert 30 Tagen seit Zustellung des Protokolls keine Einsprache, so gilt es als von ihm anerkannt.

        Versteckte Mangel kann der Vermieter nachtraglich geltend machen. Er hat diese jedoch sofort nach deren Feststellung dern Mieter mit elngeschriebenem Brief mitzuteilen.

16.     Schlussbestimmungen

16.1    Vortragsanderungen

        Jegliche Vertragsanderung bedarf der schriftlichen Form.

16.2    Zustelldomizil

        Die nachfolgenden Adressen gelten bis zum Widerruf durch eingeschriebenen Brief an die andere Partei als rechtsgulliges Zustelldomizil der Vertragsparteien lm Sinne dieses Vertrages:

        Zustelldomizil des Mieters:         Stadtweg 4,  4310 Rheinfelden

        Zustelldomizil des Vermieters:      Spiegelgasse 2, 4002 Basel

16.3    Gerichtsstand

        Fur alle Streitgkeiten aus dlesem Mlatvertrag gilt als Gerlchtsstand der Ort der gemieteten Sache.

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16.4    Grundbucheintragung

        Der Mieter hat das Recht, diesen Mietvertrag wahrend der Vertragsdauer auf eigene Kosten im Grundbruch eintragen zu lassen.

16.5    Stockwerkeigenturn

        Fur den Fall, dass die Liegenschaft in Stockwertelgentum aufgeteilt wird, istder Vermieter boreit dem Mieter fur die Dauer des Mietverhaltnisses ein Vorkaufsrecht zu gewahrletsen.

Vorstehender Mietvertrag wird in 3 Exempiaren ausgefertight und unterzeichnet

Basel, den 18 Juni 1997
                                             /s/ illegible
Der Vermieteri                               Der Mieter:
Basler Kantonalbank                          Discovery Technologies AG
                                             /s/ illegible
/s/ illegible                                /s/ illegible
-----------------------------------          -----------------------------------


17      Beilage:

        -  Grundrissplan mit eingetragenen Mietraumen